Exhibit 99.2

Creating America’s Premier Global Airline

This presentation contains various projections and other forward-looking statements which represent Delta’s and Northwest’s estimates or expectations regarding future events.  All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s or Northwest’s control, that could cause the actual results to differ materially from the projected results.  Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s and Northwest’s filings with the SEC.  Caution should be taken not to place undue reliance on forward-looking statements, which represent Delta’s and Northwest’s  views only as of the date of this presentation, and which Delta and Northwest have no current intention to update.

In connection with the proposed merger, Delta will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Delta and Northwest that also constitutes a prospectus of Delta.  Delta and Northwest will mail the joint proxy statement/prospectus to their stockholders.  Delta and Northwest urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item “SEC Filings and Section 16 Filings.”

Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since April 30, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Delta’s 2008 Annual Meeting of Stockholders. You can find information about Northwest’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since May 31, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Northwest’s 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Delta and Northwest using the contact

Chief Executive Officer Delta Air Lines

Creating America’s Premier Global Airline •Creates the leading U.S. airline with the global presence to compete effectively with foreign carriers•Builds a global competitor better positioned to invest in new services benefiting customers and small communities •Benefits employees through greater job security, improved compensation and an equity stake in the new company  •Includes tentative agreement with Delta pilots on post-merger contract Creates over $1 billion in annual synergies with no hub closures •Mitigates integration risks through employee support and common SkyTeam alliance

Why Merge Now? Right Deal Right Time•Create the world’s largest global carrier•Record fuel prices are fundamentally changing the economics of the airline industry•Build a financially stronger company with more stability for all employees•End-to-end merger leads to a geographically•In an Open Skies arena, need a strong foundation to compete against consolidating European carriers and other financially strong, balanced network for our customers•Generate revenue and cost synergies for our shareholders growing foreign carriers•Recent restructuring left legacy carriers healthier, but still financially challenged •Delta pilots support the transaction with contract extension•Common SkyTeam membership avoids conflicts with existing global alliances •Enable reinvestment in innovative products and services to improve the customer experience •Growth of low-cost carriers domestically has created new competition that offsets historical regulatory concerns

Doug Steenland President and Chief Executive OfficerNorthwest Airlines

The Right Deal for Northwest Combined alliance joint ventures to compete in Open Skies environment Geographic balance provides durability through economic cycles and rising oil prices Creating America’s Premier Global Airline for Our Customers, Employees and ShareholdersNorthwests focus on small community service aligned with Delta’s network strategy Best-in-class cost structures combined to create a stable platform for future growth

No Significant Competitive Concerns in International Markets No Overlap Anti-Trust Immunity Approved 7Source:  OAG, January 2008 –December 2008

No Significant Competitive Concerns In Domestic Nonstop Overlap Markets

A Delta / Northwest transaction would result in only 12 nonstop domestic city-pair overlaps

12	Nonstop domestic city-pair overlaps
(5)	Overlaps that have 3 or more nonstop competitors after combination
(3)	Overlaps that have 2 competitors after combination
4	Only four overlaps are reduced to single carrier nonstop service: Salt Lake City – Detroit, Minneapolis/St. Paul; Cincinnati – Detroit, Minneapolis/St. Paul

The four remaining overlaps are not a significant competitive concern

- Affect an average of only 573 O&D passengers per day each way
- Comprise only 0.3% of Delta / Northwest's combined domestic O&D traffic

DELTA

Source: DB1A YE3Q07; OAG January 2008 – December 2008 as of March 28, 2008 (excluding known cancellations and including known additions)

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Delta / Northwest Is The Leader In Service To Small U.S. Communities Merged carrier serves nearly double the small communities of our closest >140 Merged carrier serves nearly double the small communities of our closest competitors Small community airports served1 78745453 Small communities benefit from expanded access to global destinations

Ed Bastian President and Chief Financial Officer Delta Air Lines

Creating America’s Premier Global Airline  •Builds a durable financial foundation Creates a global airline positioned for profitable international growth  •Enhances shareholder value with over $1 billion in annual synergies •Structured to obtain stakeholder and regulatory support •Transaction facilitated by best-in-class cost structures; creates an industry leading balance sheet •Integration facilitated by complementary networks, Delta pilot support and common SkyTeam systems

Delta And Northwest Bring Unique International Destinations To Each Carrier's Existing Customers


NW Unique Canadian Cities
Kitchener, CA
London, CA
Quebec City, CA
Regina, CA
Saskatoon, CA
Thunder Bay, CA
Winnipeg, CA
DL Unique European Cities
Vienna, AT
Brussels, BE
Prague, CZ
Copenhagen, DK
Nice, FR
Lyon, FR
Munich, DE
Stuttgart, DE
Berlin, DE
Athens, GR
Budapest, HU
Dublin, IE
Shannon, IE
Rome, IT
Milan, IT
Pisa, IT
Venice, IT
Bucharest, RO
Moscow, RU
Barcelona, ES
Madrid, ES
Malaga, ES
Stockholm, SE
Zurich, CH
Kiev, UA
Manchester, UK
Edinburgh, SC, UK
DL Mexico/Central Am./Caribbean Unique Cities
Antigua, AG
Aruba, AW
Curacao, AN
Bonaire, AN
North Eleuthera, BS
Freeport, BS
Georgetown, BS
Barbados, BB
Belize City, BZ
San Jose, CR
Puerto Plata, DO
Santo Domingo, DO
Santiago, DO
San Salvador, SV
Guatemala City, GT
San Pedro Sula, HN
Kingston, JM
Leon/Guanajuato, MX
Culiacan, MX
Guadalajara, MX
La Paz, MX
Los Mochis, MX
Loreto, MX
Roatan, HN
Torreon, MX
Zacatecas, MX
Queretaro, MX
St. Maarten, AN
Managua, NI
Panama City, PA
St. Kitts, KN
St. Lucia, LC
Port Of Spain, TT
Tobago, TT
Providenciales, TC
• Northwest cities not flown by Delta
• Delta cities not flown by Northwest

Global diversification promotes long-term success

DELTA Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008) nwa
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Unique Regional Presence Allows For An End-To-End Merger

Combination results in no hub closures



Pasco
Yakima
Lewiston
Salem
Eugene
Redmond
Butte
West Yellowstone
Medford
Sun Valley
Cody
Eureka/Arcata
Twin Falls
Pocatello
Reno
Elko
Oakland
Fresno
Cedar City
Grand Junction
Aspen
Montrose
San Luis Obispo
Bakersfield
St. George
Durango
Santa Barbara
Burbank
Ontario
Long Beach
Yuma
Guam
Lihue
Saipan
El Paso
Thief River Falls
Devils Lake
Minot
International Falls
Grand Forks
Bemidji
Hibbing
Hancock
Marquette
Bismarck
Fargo
Duluth
Jamestown
Brainerd
Iron Mountain
Sault St. Marie
Pellston
Aberdeen
St. Cloud
Rhinelander
Escanaba
Watertown
Eau Claire
Wausau
Alpena
Pierre
Rochester
La Crosse
Saginaw
Mason City
Muskegon
Ft. Dodge
Sioux City
Waterloo
Dubuque
Elmira
Ithaca
Binghamton
Nantucket
Erie
Latrobe
Lincoln
Champaign
Huntington
Greenbrier
Lynchburg
Newport News
Paducah
Fayetteville
New Bern
Jacksonville
Florence
Wilmington
Muscle Shoals
Tupelo
Macon
Augusta
Lawton
Greenville
Columbus
Columbus
Hilton Head
Meridian
Albany
Brunswick
Hattiesburg
Dothan
Valdosta
Killeen
Houston-HOU
Gainesville
Daytona Beach
Melbourne
Key West
St. Croix
Northwest airports not flown by Delta
Delta airports not flown by Northwest

Customers benefit from increased choice and more efficient connections

DELTA

Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008)

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Merger Creates A Globally Balanced Airline

- Northwest's presence in Central U.S. complements Delta's presence in the East
  - Half of Northwest's domestic capacity is concentrated in the North Central region
  - Nearly 60% of Delta's domestic capacity is concentrated in the East
- Asia access for Delta customers and Atlantic / Latin access for Northwest customers creates significant value
  - 55% of Northwest's international capacity touches Asia versus 7% for Delta
  - Latin America represents 30% of Delta's international capacity versus 10% for Northwest
- Combined carrier results in 60/40 mix of domestic and international capacity
  - Longer-term goal to reach 50/50 mix



Delta / Northwest Combined
Capacity by Region
Domestic
North Central
24%
14%
Northeast & Mid Atlantic
31%
Southeast
28%
West & Mountain West
3%
South Central
International
Africa/Middle East
6%
Asia/Pacific
28%
42%
Europe
21%
Latin/Caribbean
3%
Canada

Network diversification key to long-term success

DELTA Source: March 2008 OAG (week sample)

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Transaction Highlights •Stock-for-stock transaction–Northwest shareholders to receive 1.25 shares of Delta common stock for each NorthwestcommonshareNorthwest common share–Represents a 17% premium to April 14 closing price•CompanywillbenamedDeltaCompany will be named Delta–World headquarters in Atlanta–Executive offices in Minneapolis/St. Paul, New York, Tokyo, Amsterdam and Paris •Board will consist of 13 members–7 directors from the Delta Board–5 directors from the Northwest Board–1 director designated by ALPA •Proven management team

Shareholders Will Benefit From The Merger SynergyTypeEstimated Annual Value •Combination creates substantial recurring synergies:Synergy Type($ Billions)Network Synergies$0.7 -$0.8Cost Synergies$0.31 -$0.42yg Total upon full implementation$1.0 -$1.2 •Synergies provide a stronger financial foundation to contend with record fuel prices and economic volatility •Transaction accretive in year one (excluding one-time costs)•Combined networks will provide new, profitable growth opportunities •Best-in-class cost structures are preserved•Merger creates one of the strongest balance sheets in the industry, with expected liquidity at closing of nearly $7 billion

Unique Deal Conditions Drive Accelerated Synergy Realization Synergies Ramp Up Over Three Years •Employee support –Delta pilot agreement •SkyTeam alliance–IT systems partially integrated •Integrated frequent flyer program  % of Synergy 20%60%85%100% 2009201020112012 $0.2 $0.5 - 0.7 $0.8 - 1.0 $1.0 - 1.2

Network Synergies Will Generate $0.7 -$0.8 Billion In Annual Benefits •Combination creates substantial recurring network synergies: NetworkSynergiesNetwork Synergies Estimated AnnualValueDescriptionAnnual Value ($ Billions)Description Fleet Optimization$0.4 -$0.5Balanced, flexible fleet with diverse mission capabilities increases profitability Network Presence$0.2 -$0.3Expanded schedule options and more comprehensive global network drives improved revenues Total Network Synergy Benefit $09$10$0.7 -$0.8 •Improve capacity / gauge allocation among international widebody fleet•Optimize domestic narrowbody fleet to capitalize on aircraft mission capabilities•Use 100-seat aircraft to upgauge regional jets•Expand Delta hubs to connect to Northwest’s Asian network •Enhance customer travel choices as a result of combined networks

Improved Network Presence Drives Increased Revenues

Broader network in key markets positions Delta as preferred carrier

Combining Complementary Networks…

Example: New York (LGA)



Minneapolis-St. Paul
Grand Rapids
Flint
Madison
Detroit
to Salt Lake City
to Hayden
Chicago-MDW
Des Moines
Columbus
Indianapolis
Cincinnati
Boston
New York-LGA
Washington-DCA
Richmond
Lexington
Greensboro
Raleigh
Knoxville
Charlotte
Greenville
Memphis
Huntsville
Columbia
Myrtle Beach
Birmingham
Atlanta
Charleston
Savannah
Jacksonville
New Orleans
Orlando
Daytona Beach
Tampa
Sarasota
Ft. Myers
West Palm Beach
Fort Lauderdale
Nassau
Operated by Delta
Operated by Northwest

…Creates Substantial Value

- Increases revenue by creating customer loyalty through:
  - One frequent flier program
  - One airport lounge membership
  - One corporate account
  - One global alliance
  - One affinity card
- Broader network strengthens Delta's ability to compete for corporate contracts
- Improved schedule options to major business centers will attract additional premium passengers

DELTA

Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008)

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Air France/KLM –Delta Joint Venture •Joint ventures between Air France/Delta and KLM/Northwest can be integrated into a single joint venture–4-way anti-trust immunity has preliminary approval •Leading global hubs in New York-JFK, Amsterdam, Paris, and Atlanta •Common alliance membership eases integration•Provides proven platform for future international growth

Cost Synergies Will Generate $0.3 - $0.4 Billion In Annual Benefits

- Combination creates substantial recurring cost synergies:

Cost Synergies	Estimated Annual Value ($ Billions)	Description
Cost Synergies	$0.3 - $0.4	Improved efficiency in IT, sales, facilities and non-labor expenses; streamlined overhead structure; partially offset by wage and benefit harmonization
Total Cost Synergy Benefit	$0.3 - $0.4	

- Combination improves an already best-in-class cost structure
- Substantial cost benefits somewhat offset by labor dissynergies

DELTA

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Cost Synergies Enhance Current CASM Advantage   Best-in-class cost structure for the combined carrierBestinclass cost structure for the combined carrier 2007 Mainline Non-Fuel CASM(Stage length adjusted) 6.806.80 6.81 7.77 8.228.01 Delta and Northwest have the lowest non-fuel CSffCASM of the full-service carriers 22Excludes special and non-recurring items and profit sharing expense.  All carriers adjusted to Delta’s average mainline stage length of 1,237 miles

 Expect One-Time Merger Related Cash Costs Not to Exceed $1 Billion Operational Transition•Standardize aircraft interiors and liveries•Update branding at airport facilities •Move to a single operating certificate Technology Transition•Transition technology systems to a single platform Eltii•Employee training Other One-Time Costs•Professional fees•One-time employee related expenses

Merger Combines Two Best Balance Sheets Among Network Carriers 2007 Adjusted Net Debt / Revenue 2007 EBITDAR Coverage 35%39%41%47%52%53%63% 373.7 3.22.92.72.52.42.3 •Combination projected to generate over $4 billion in free cash flow from 2009-2011 •Cash flows sufficient to pay debt maturities, cover capital expenditures, and increase liquidity position 24•Expected liquidity at closing of nearly $7 billion Source: SEC Filings and Press Releases; Delta + Northwest projected as of 12/31/2010

Agreement With Delta Pilots •Tentative agreement on three year contract extension for year contract extension for Delta pilots–Contract extends through December 31, 2012 •Allows for unlimited codesharing with Northwest to facilitaterevenuesynergiesfacilitate revenue synergies •Delta pilots to receive 2009 pay increase and 3.5% equity stake within the new company

Combination Benefits Employees Employee support is critical to successful integration  •Benefits for employees–Enhances company’s ability to bring frontline employees to industry standard pay–Commitment to fair and equitable seniority integration–4% equity distribution to Delta and Northwest non-pilot employees •Job stability and growth from a financially stronger company

Stronger Financial Position Will Lead To Further Product And Service Enhancements New aircraft will be delivered with lie-flat seats, and more aircraft will be upgraded with personal Audio Video On Demand in Business and Coach

 Merger Timeline April 2008Fall/Winter 2008 File Hart-Scott-Rodino with Department of Justice and make other regulatory filings  Complete regulatory processShareholder approvalClose merger Begin integrating airlines Expect transaction to close by the end of 2008

Winning Combination Delivers Unique Benefits Shareholder Benefits•Over $1 billion in annual synergies•Preserves combined company’s best-in-class cost structure •Integration of combined company facilitatedbyemployeesupportIntegration of combined company facilitated by employee support, complementary geographic networks and common SkyTeam alliance •Opportunity for equity participation for all U.S. employees Employee Benefits•Delta pilot leadership backs transaction and agrees to a new pilot contract through 2011•Enhances company’s ability to maintain commitment to achieve industry standard pay •Greater job stability through combined airline’s financial strength Customer Benefits •Unrivaled global access –end-to-end merger allows service to more smallcommunitiesandinternationaldestinationsthananyotherairlinesmall communities and international destinations than any other airline •Combination enables greater investment in innovative products and services to improve the customer experience•International expansion will create opportunity to exercise options for 29up to 20 new widebody aircraft